Summary of changes to the Amended and Restated Supplemental Benefit Retirement
                 Plan approved through December 31, 2004. (CP)

         Prior to December 31, 2004, the following changes to the Amended and
Restated Supplemental Benefit Retirement Plan were implemented:
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   Plan Document Filed as Exhibit 10(f)                                 Approved Amendment
   ------------------------------------                                 ------------------
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Compensation is base salary plus 401(k)                      Compensation is base plus bonuses plus 401(k)

Retirement at normal retirement date - 65                    Retirement for purposes of the SBRPlan begins when
                                                             phased retirement begins

Annual credit of 3% of compensation                          Quarterly credit of 3% of compensation

Earnings credited annually                                   Quarterly credit of earnings

Deferral in multiples of $5,000                              Deferrals in multiples of $1,000

May receive benefits at age 65                               May receive benefits at phased retirement

Benefits paid over 5, 10, 15 years                           Paid over up to 15 years, amount and frequency
                                                             determined before end of prior year

Spouse is fallback beneficiary                               Qualified plan beneficiary designation is fallback

Death benefits paid in lump sum or installments              Death benefits payable in lump sum
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